Annual Report

(The JENSEN PORTFOLIO Logo)

ANNUAL REPORT

May 31, 1999

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

  Our most recent report to you commented upon the stock market's volatility due to the implosion of Long-Term Capital Management. Internet issues appear to have redefined the meaning of volatility in the final six months of The Jensen Portfolio's fiscal year. An example may help serve the point. One of the net's more popular issues is e-bay, an on-line auctioneer. The company's shares sold at $27 in November, reached $224 by April, and are currently available for $146. If analysts' expectations are met, e-bay will report earnings of 18 cents a share this year.

  The process traders use to value Internet shares has not reached the traditional, (hidebound, if you will) equity markets. Nonetheless, all the companies in The Jensen Portfolio have web sites and some are actively providing products and services to Internet companies. These include Adobe Systems, Equifax, Gannett, Intel, Mattel and Omnicom.

  According to Intel's chairman, Michael Grove, businesses will either serve their customers on the Internet or "be dead." While the impact of the Internet on commerce will no doubt be significant, we would defend Peter Drucker's argument that the first order in business is survival, Internet or no Internet. And survival first requires getting cash to the bottom line.

  Producing these cash earnings is, of course, the essence of the fund's strategy. (While it is becoming more difficult to substantiate, we suspect there are still more investment strategies than mutual funds.) In any event, we always look forward to expounding on our strategy; the Internet shares' hieroglyphics many without earnings or any prospect of them provide that opportunity.

  The attributes the fund's strategies seek to identify:
  o Companies that have created barriers to entry in their principal business;
  o Companies that dominate, or are clearly leaders, in their principal business;
  o Firms that consistently report high margins and increasing cash flows;
  o Warrant at least a 15 percent total return (dividends and appreciation) going forward; and,
  o Businesses with managers that have the vision to turn problems into opportunities.

  These are attributes all businesses would prefer having, and the firms that meet or exceed them are highly prized by investors. Hence, the few companies that meet these criteria are often richly appraised in the market. Since their performance is rarely disappointing, markets often treat disappointments severely until the companies return to their traditional ways.

  Disappointments, i.e. problems, often provide investors the opportunity to buy one of these outstanding companies at a fair price. This "fair price" is a company's market price in relation to what we calculate as its intrinsic value that is, a company's net worth if there were no equity markets. By acquiring companies for the fund whose market price is a significant discount to intrinsic value, we hope to negate the inherent volatility of markets.

  Adobe Systems is an example of one of these companies. In the heyday of computer software firms, Adobe reached $74 a share. Then, two potential firm-wrecking disappointments occurred. First was the ascendancy of the PC at the expense of the Mac. Adobe's products are software programs for the publishing industry. These programs were written for the Mac, since their machines totally dominated the publishing industry. The firm needed time to rewrite their software for the PC, giving a special opportunity for competitors to enter the market. The second was the loss of their "razor blade" business. Adobe had approximately 2,000 fonts for desktop printers incorporated in their software and the company received a royalty for each new desktop printer that was sold. Hewlett Packard, the leading printer manufacturer, then decided to design some of the fonts themselves rather than continue to employ Adobe's package.

  This all culminated in an earnings drop-off and a market value of $23 per share in 1998. Meanwhile Adobe continued to upgrade their electronic publishing programs as well as edit them for the PC. Also, the company was able to remain debt-free during the transition. Today, PC programs account for more than half of Adobe's business. Significantly, Adobe was in the right place at the right time with the products of choice. Because the Internet is publishing, it now accounts for over 35 percent of the company's revenues. Adobe's Acrobat, for instance, allows Internet users the ability to print documents available on the Net.

  Today, Adobe has grown to become one of the fund's largest positions.

Best regards,

/s/Val Jensen

Val Jensen
President, Jensen Investment Management

date           THE JENSEN PORTFOLIO        S&P 500 STOCK INDEX

    8/3/92     $10,000                     $10,000
  11/30/92     $10,360                     $10,283
   5/31/93     $9,428                      $10,885
  11/30/93     $9,233                      $11,321
   5/31/94     $8,991                      $11,348
  11/30/94     $9,115                      $11,440
   5/31/95     $10,325                     $13,640
  11/30/95     $11,643                     $15,671
   5/31/96     $12,818                     $17,519
  11/30/96     $14,611                     $20,037
   5/31/97     $15,709                     $22,672
  11/30/97     $17,340                     $25,751
   5/31/98     $18,581                     $29,629
  11/30/98     $20,456                     $31,843
   5/31/99     $21,464                     $35,859

FOR THE PERIOD ENDING MAY 31, 1999
                                           ANNUALIZED
                       ONE YEAR       SINCE INCEPTION
THE JENSEN
PORTFOLIO:               15.51%             11.83%
S&P 500
STOCK INDEX:             21.03%             20.56%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS AND SHAREHOLDERS OF THE JENSEN PORTFOLIO, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc.
(the Fund), an investment company, at May 31, 1999, and the results of its operations and the changes in its net assets for the years ended May 31, 1999 and 1998, and the financial highlights for each of the four years in the period ended May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the Fund as of May 31, 1995, were audited by other auditors whose report dated June 21, 1995, expressed an unqualified opinion on those statements. We conducted out audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS, LLP

Portland, Oregon
June 18, 1999

STATEMENT OF ASSETS & LIABILITIES

May 31, 1999

ASSETS:
Investments, at value (cost $14,403,980)              $24,580,086
Income receivable                                          12,949
                                                      -----------
               TOTAL ASSETS                            24,593,035
                                                      -----------
LIABILITIES:
Payable to investment adviser                              10,629
Payable to directors                                       15,754
Accrued expenses                                           23,808
                                                      -----------
               TOTAL LIABILITIES                           50,191
                                                      -----------
NET ASSETS                                            $24,542,844
                                                      -----------
                                                      -----------

NET ASSETS CONSIST OF:
Capital stock  .........                              $14,751,455
Unrealized appreciation on
  investments  .........                               10,176,106
Accumulated undistributed net
  realized loss.........                                 (384,717)
                                                      -----------
               TOTAL NET ASSETS                        24,542,844
                                                      -----------
                                                      -----------

NET ASSET VALUE PER SHARE, 1,263,762
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                             $19.42
                                                      -----------
                                                      -----------
               See notes to financial statements.

SCHEDULE OF INVESTMENTS
May 31, 1999
Number of Shares                                     Market Value
----------------                                     ------------
               COMMON STOCK 98.12%

               ADVERTISING 3.99%
    14,000     Omnicom Group Inc.                    $    980,000
                                                     ------------
               BANKS 4.97%
    16,000     State Street Corporation                 1,220,000
                                                     ------------
               BEVERAGES 4.18%
    15,000     The Coca-Cola Company                    1,024,688
                                                     ------------

               CHEMICAL SPECIALTY 4.19%
    40,000     WD-40 Company                            1,027,500
                                                     ------------

               COMPUTER SOFTWARE SERVICES 12.35%
    22,000     Adobe Systems
                 Incorporated                           1,630,750
    34,000     Automatic Data
                 Processing, Inc.                       1,400,375
                                                     ------------
                                                        3,031,125
                                                     ------------

               DRUGS 5.50%
    15,400     Merck & Company, Inc.                    1,039,500
     5,000     Warner-Lambert Company                     310,000
                                                     ------------
                                                        1,349,500
                                                     ------------

               ELECTRICAL EQUIPMENT 5.39%
    13,000     General Electric Company                 1,321,937
                                                     ------------
               FOOD PROCESSING 3.91%
    40,000     Sara Lee Corporation                       960,000
                                                     ------------
               HOUSEHOLD PRODUCTS 4.94%
    12,000     Clorox Company                           1,211,250
                                                     ------------
               INDUSTRIAL SERVICES 7.33%
    50,000     Equifax Inc.                             1,800,000
                                                     ------------

               MACHINERY 1.79%
     7,500     Nordson Corporation                        440,625
                                                     ------------

               MEDICAL SUPPLIES 13.57%
    36,000     Abbott Laboratories                      1,626,750
    24,000     Medtronic, Inc.                          1,704,000
                                                     ------------
                                                        3,330,750
                                                     ------------
               NEWSPAPERS 4.41%
    15,000     Gannett Company, Inc.                    1,083,750
                                                     ------------
               PRECISION INSTRUMENTS 6.67%
    40,000     Dionex Corporation #<F1>                 1,637,500
                                                     ------------
               RECREATION 5.12%
    47,500     Mattel, Inc.                             1,255,781
                                                     ------------
               SEMICONDUCTORS 4.85%
    22,000     Intel Corporation                        1,189,375
                                                     ------------
               SHOE INDUSTRY 4.96%
    20,000     Nike, Inc. -- Class B                    1,218,750
                                                     ------------
               Total Common Stock
               (Cost $13,906,425)                      24,082,531
                                                     ------------

Principal Amount
----------------
               SHORT-TERM INVESTMENTS 2.03%
               VARIABLE RATE DEMAND NOTES*<F2> 2.03%
  $119,132     General Mills, Inc.,
                 4.5238%                                  119,132
    31,000     Pitney Bowes, Inc.,
                 4.5237%                                   31,000
       800     Warner-Lambert Company,
                 4.5200%                                      800
   346,623     Wisconsin Corporate Central
                 Credit Union, 4.5887%                    346,623
                                                      -----------
               Total Short-Term Investments
               (Cost $497,555)                            497,555
                                                      -----------
               Total Investments 100.15%
               (Cost $14,403,980)                      24,580,086
                                                      -----------
               Liabilities, Less Other
                 Assets (0.15%)                          (37,242)
                                                      -----------
               NET ASSETS 100.00%                     $24,542,844
                                                      -----------
                                                      -----------


#<F1>Non income producing security.
*<F2>Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
The rates shown are as of May 31, 1999.

               See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign taxes
  withheld of $931)                                    $  250,788
Interest                                                   21,908
                                                     ------------
                                                          272,696
                                                     ------------

EXPENSES:
Investment advisory fees                                  111,145
Shareholder servicing and accounting                       35,904
Administration fees                                        23,449
Directors' fees and expenses                               16,955
Professional fees                                          13,634
Custody fees                                                4,780
Reports to shareholders                                     3,582
Federal and state registration fees                         2,190
Other                                                       1,095
                                                     ------------

               Total expenses                             212,734
                                                     ------------
NET INVESTMENT INCOME                                      59,962
                                                     ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investment
  transactions                                          (281,552)
Change in unrealized appreciation
  on investments                                        3,400,417
                                                     ------------
Net gain on investments                                 3,118,865
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $3,178,827
                                                     ------------
                                                     ------------

               See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                        Year Ended     Year Ended
                                       May 31, '99    May 31, '98
                                       -----------    -----------
OPERATIONS:
Net investment income               $       59,962  $     251,237

Net realized gain (loss) on
  investment transactions                (281,552)        592,609

Change in unrealized
  appreciation on
  investments                            3,400,417      1,930,938
                                    --------------  -------------

Net increase in net assets
  resulting from operations              3,178,827      2,774,784
                                    --------------  -------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                              2,502,390      4,033,672

Shares issued to holders in
  reinvestment of dividends                 45,090        482,999

Shares redeemed                         (1,011,162)   (1,247,161)
                                    --------------  -------------
Net increase   ........                  1,536,318      3,269,510
                                    --------------  -------------

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS:
Net investment income                      (59,962)     (250,304)
In excess of net investment
  income #<F3>                             (12,712)            --
From net realized gains                         --      (404,704)
                                    --------------   ------------
Total dividends and
  distributions                            (72,674)     (655,008)
                                    --------------   ------------

INCREASE
IN NET ASSETS                            4,642,471      5,389,286

NET ASSETS:
Beginning of year                       19,900,373     14,511,087
                                    --------------   ------------

End of year (including
  undistributed net investment
  income of $0 and
  $12,485, respectively)               $24,542,844    $19,900,373
                                       -----------   ------------
                                       -----------   ------------

#<F3>On a tax basis, this is not a return of capital.

               See notes to financial statements.

FINANCIAL HIGHLIGHTS

                              Year ended          Year Ended          Year ended          Year ended     Year Ended
Per Share Data:               May 31,'99          May 31,'98          May 31,'97          May 31,'96     May 31,'95
                              -------------------------------------------------------------------------------------
Net asset value,
     beginning of period     $16.87               $14.78              $12.16              $9.94          $8.80

Income from investment
     operations:
     Net investment income     0.05                 0.23                0.10               0.15           0.14
     Net realized and
      unrealized gains on
      investments              2.56                 2.46                2.63               2.23           1.15
                              ------              ------              ------              ------         ------

Total from investment
        operations             2.61                 2.69                2.73               2.38           1.29
                              ------              ------              ------              ------         ------

Less distributions:
     Dividends from net
       investment income      (0.05)               (0.23)              (0.10)             (0.15)         (0.15)
     Distribution in
       excess of net
       investment income      (0.01)                  --               (0.01)             (0.01)            --
     From net realized gains     --                (0.37)                 --                 --             --
                              ------              ------              ------              ------         ------
                              (0.06)               (0.60)              (0.11)             (0.16)         (0.15)
                              ------              ------              ------              ------         ------
Net asset value,
     end of period           $19.42               $16.87              $14.78             $12.16          $9.94
                              ------              ------              ------              ------         ------
                              ------              ------              ------              ------         ------

Total return                  15.51%               18.28%              22.56%             24.14%        14.84%

Supplemental data and ratios:
     Net assets,
        end of period   $24,542,844          $19,900,373         $14,511,087        $11,257,030    $9,859,630

     Ratio of expenses
        to average net
        assets(1)<F4>          0.96%                1.02%               1.32%              1.20%         1.20%

     Ratio of net
       investment income
       to average net
       assets(1)<F4>           0.27%                1.44%               0.61%              1.23%         1.48%

     Portfolio turnover
       rate                   13.87%               20.80%              24.50%             47.93%        11.27%

<F4>Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996 and $50,889 for the year ended May 31, 1995, the ratio of expenses to average net assets would have been 1.35%, 1.49% and 1.75%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94% and 0.93%, respectively. For the years ended May 31, 1998 and May 31, 1999 the ratio of expenses to average net assets was less than the annual expense limit.

               See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
May 31, 1999

1.ORGANIZATION AND SIGNIFICANT
  ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the fiscal year ending May 31, 1999. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2.CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                       Year Ended        Year Ended
                                       May 31, '99       May 31, '98
                                       -----------       ------------
Shares sold                               138,587             245,342
Shares issued to holders in
     reinvestment of dividends              2,605              29,293
Shares redeemed                           (56,871)            (77,187)
                                        ---------           ---------
Net increase                               84,321             197,448

Shares outstanding:
Beginning of period                     1,179,441             981,993
                                        ---------           ---------
End of period                           1,263,762           1,179,441
                                        ---------           ---------
                                        ---------           ---------

3.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 1999, were $4,557,545 and $3,006,720, respectively.

At May 31, 1999, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation   .........$10,469,125
(Depreciation) .........   (293,019)
                        -----------
Net appreciation on
  investments  .........$10,176,106
                        -----------
                        -----------

At May 31, 1999, the cost of investments for federal income tax purposes was $14,403,980.

At May 31, 1999, the Fund had an accumulated net realized capital loss carryover of $16,593 expiring in 2007. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Additionally, for tax purposes, the Fund has elected to treat $368,124 of net capital losses incurred in the seven month period ended May 31, 1999 as having been incurred in the following fiscal year.

4.INVESTMENT ADVISORY AND OTHER
AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5.EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

  Average Daily Net                               Annual
  Assets for the Year                      Expense Limit
  -------------------                      -------------
  $100,000 -  $10,000,000                        2.00%
  $10,000,001 - $15,000,000                      1.75%
  $15,000,001 - $25,000,000                      1.50%
  $25,000,001 - $50,000,000                      1.25%
  $50,000,001 - $100,000,000                     1.00%
  $100,000,001 and above                         0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6.DISTRIBUTIONS

On June 23, 1999 an ordinary income dividend of $0.00783103 per share aggregating $9,863 was declared. The distribution was paid on June 23, 1999 to shareholders of record on June 22, 1999.

(Jensen Investment Management Logo)

  430 Pioneer Tower
  888 SW Fifth Avenue
  Portland, OR 97204-2018

  503-274-2044
  800-221-4384
Fax 503-274-2031